Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

To the Members

Comp 24, LLC

We have audited the accompanying balance sheet of Comp 24, LLC as at December 31, 2004, and the related statements of income and members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Comp 24, LLC as at December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ WEINICK SANDERS LEVENTHAL & CO., LLP

New York, New York

April 15, 2005

See notes to financial statements.

COMP 24, LLC

BALANCE SHEET

DECEMBER 31, 2004

ASSETS
Current assets:
Cash	$206,977
Accounts receivable (less allowance for doubtful accounts of $38,422)	1,872,175
Inventory	166,404
Due from affiliate	7,320
Due from member	727,503
Prepaid expenses and other current assets	184,669

Total current assets		$3,165,048
Property and equipment		432,447
Covenant not to compete		120,000
Security deposits		638,140

Total assets		$4,355,635

See notes to financial statements.

COMP 24, LLC

BALANCE SHEET (Continued)

DECEMBER 31, 2004

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$426,972
Accrued expenses	506,711
Installment notes payable, current maturities	329,825

Total current liabilities		$1,263,508
Installment notes payable, less current maturities		393,332
Deferred occupancy costs		820,045

Total liabilities		2,476,885
Commitments		—
Members’ equity		1,878,750

Total liabilities and members’ equity		$4,355,635

See notes to financial statements.

COMP 24, LLC

STATEMENT OF INCOME AND MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2004

Revenue		$10,654,102
Cost of sales		4,008,208

Gross profit		6,645,894
Operating expenses:
Selling	$996,491
General and administrative	4,034,481

Total operating expenses		5,030,972

Income from operations		1,614,922
Other income (expense):
Interest income	30,870
Loss on disposal of property and equipment	(13,197)
Interest expense	(18,842)

Total other income (expense)		(1,169)

Income before provision for taxes		1,613,753
Provision for taxes		75,897

Net income		1,537,856

Members’ equity at beginning of period		2,609,863
Prior period adjustment		(333,649)

		2,276,214

		3,814,070
Less: distributions to members		1,935,320

Members’ equity at end of period		$1,878,750

See notes to financial statements.

COMP 24, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2004

Cash flows from operating activities:
Net income		$1,537,856
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	$228,753
Increase in allowance for doubtful accounts	7,105
Deferred occupancy	114,728
Loss on disposal of property and equipment	13,197
Increase (decrease) in cash flows as a result of changes in asset and liability account balances:
Accounts receivable	(203,765)
Inventory	(68,154)
Prepaid and other current assets	(29,866)
Accounts payable	100,216
Accrued expenses	278,631

Total adjustments		440,845

Net cash provided by operating activities		1,978,701
Cash flows from investing activities:
Purchase of property and equipment	(169,308)
Loan receivable	295,680
Due from member	(4,963)
Security deposit	(13,903)

Net cash provided by investing activities		107,506
Cash flows from financing activities:
Decrease in due to factor	(425,998)
Increase in installment notes	500,000
Payments on installment notes	(209,248)
Distributions to members	(1,935,320)

Net cash used in financing activities		(2,070,566)

Net increase in cash		15,641
Cash at beginning of period		191,336

Cash at end of period		$206,977

See notes to financial statements.

COMP 24, LLC

STATEMENT OF CASH FLOWS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2004

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$18,842

Income taxes	$32,149

Supplemental schedule of noncash investing and financing activities:
The Company financed the purchase of certain property and equipment and liabilities were assumed:
Property and equipment	$60,279
Cash paid	—

Liabilities	$60,279

See notes to financial statements.

COMP 24, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

(a)	Organization:

Comp 24, LLC, (the Company) was established under the laws of the State of Delaware.

(b)	Nature of Business:

The Company produces prototype products for placement in advertisements, commercials and marketing campaigns. The Company performs the majority of its work for private and public companies and has offices in New York City and Los Angeles, California.

(c)	Revenue Recognition:

Sales are recorded when the Company’s products are shipped to its customers. Provisions for discounts, returns, allowances and other adjustments are recorded in the related period the sales occur.

(d)	Basis of Presentation:

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

(e)	Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(f)	Cash:

The Company places its cash investments in high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit.

(g)	Accounts Receivable:

Management continually reviews its trade accounts receivable for credit risk and at December 31, 2004 has provided for an allowance for doubtful accounts of $38,422.

See notes to financial statements.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (Continued)

(h)	Inventory:

Inventory consisting of raw materials and work-in-process are stated at the lower of cost or market on a first-in, first-out basis.

(i)	Property and Equipment:

Depreciation and amortization are computed using the straight-line methods over the estimated useful lives of the respective assets. Expenditures, which substantially increase estimated useful lives, are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation or amortization are removed from the accounts and resulting gains or losses are included in operations.

(j)	Deferred Occupancy Costs:

The Company received an incentive payment from its landlord to remain in the building. This payment will be amortized over the lease term.

(k)	Advertising:

The Company expenses advertising costs as incurred. Advertising costs amounted to $80,700 for the year ended December 31, 2004.

(l)	Covenant not to Compete:

The covenant not to compete is being amortized over 4 years. The remaining balance at December 31, 2004 was $120,000 which is net of an accumulated amortization of $330,000. Amortization was $60,000 for the year ended December 31, 2004.

NOTE 2 - INVENTORIES.

As of December 31, 2004, inventory consists of:

Raw materials	$147,138
Work-in-process	19,266

$166,404

NOTE 3 - RELATED PARTY TRANSACTIONS.

At December 31, 2004, the Company was owed $727,503 which represents advances made on behalf of RG Acquisitions, LLC, a 60% member of the Company on which no interest was charged.

General and administrative expenses include charges for consulting of $1,174,578 paid to the members for their consulting services to the Company for the year ended December 31, 2004.

See notes to financial statements.

NOTE 4 - CREDIT LINE.

The Company has established a revolving line-of-credit with a bank for a maximum of $1,500,000 or 80% of the monthly accounts receivable whichever is less. At December 31, 2004, the Company has not drawn on this credit facility. This credit line bears an interest rate at the bank’s base rate plus 1%. This credit line is personally guaranteed by the members based on their respective ownership in the Company.

NOTE 5 - PROPERTY AND EQUIPMENT.

Property and equipment, at cost consist of the following:

	Cost	Estimated Useful Life
Machinery and equipment	$937,900	5 years
Office equipment	44,213	5 and 3 years
Truck	6,183	3 years
Furniture and fixtures	84,451	7 years
Leasehold improvements	39,180	Life of lease

	1,111,927
Less: Accumulated depreciation and amortization	(679,480)

	$432,447

Depreciation and amortization expense for the eleven months ended December 31, 2004 amounted to $168,753.

NOTE 6 - RESTRICTED CASH – SECURITY DEPOSIT.

The Company has a certificate of deposit in the amount of $633,703 which is used as collateral for a letter of credit given to its landlord as a security deposit.

NOTE 7 - INSTALLMENT NOTES PAYABLE.

Notes payable in monthly installments ranging from $617 to $9,167 inclusive of interest at 6.00% to 12.0% are secured by the related assets they are financing. The total balance remaining on these notes amounted to $103,157 at December 31, 2004.

Note payable to a former stockholder for a non-compete agreement is non-interest bearing payable in monthly installments of $5,000. The remaining balance at December 31, 2004 is $120,000.

Note payable to a bank for a term loan with quarterly installments of $41,667 at an interest rate of 5.0% is personally guaranteed by the members. The balance on this note at December 31, 2004 is $500,000.

See notes to financial statements.

NOTE 7 - INSTALLMENT NOTES PAYABLE. (continued)

Annual maturities of the notes payable are as follows:

Years Ending December 31
2005	$329,825
2006	226,668
2007	166,664

$723,157

NOTE 8 - RETIREMENT PLAN.

The Company has a 401(k) profit sharing plan which covers all employees who meet service and age requirements. Employer contributions are at the discretion of the Company. The employer contribution for the year ended December 31, 2004 was $54,638.

NOTE 9 - COMMITMENTS.

The Company conducts its main operations from facilities located in New York City, New York under a non-cancellable lease that expires April 30, 2013. The Company also leases office space in California under a sublease which was extended to January 2008. The following is a schedule of future minimum rental payment required under the above operating leases:

Years Ending December 31,	New York	California	Total
2005	$735,528	$71,894	$807,422
2006	776,604	73,590	850,194
2007	819,480	73,590	893,070
2008	845,800	6,133	851,933
2009 and Thereafter	3,880,412	—	3,880,412

	$7,057,824	$225,207	$7,283,031

For the year ended December 31, 2004 rent expense for the above locations was $431,213.

NOTE 10 - PROVISION FOR INCOME TAXES.

The provision for income taxes is composed of:

Current provision	$63,250
Prior year under accrual	17,851

$81,101

See notes to financial statements.

NOTE 11 - RESTATEMENT.

The financial statements have been restated to reflect deferred occupancy costs in accordance with accounting principles generally accepted in the United States as prescribed by Financial Accounting Standards Board No. 13, Accounting For Leases, as amended. The effect of the restatement was to increase long-term obligations and reduce members’ equity at January 1, 2004 by $339,649.

NOTE 12 - SUBSEQUENT EVENTS.

The Company sold substantially all of its assets in February 2005 to a public entity.

See notes to financial statements.

INDEPENDENT AUDITORS’ REPORT

To the Members

Comp 24, LLC

We have audited the accompanying balance sheet of Comp 24, LLC as at December 31, 2003, and the related statements of income and members’ equity and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Comp 24, LLC as at December 31, 2003, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 12, the Company has restated its financial statements as at December 31, 2003 to reflect deferred occupancy costs in accordance with accounting principles generally accepted in the United States of America as prescribed by Financial Accounting Standards Board No. 13.

New York, New York

January 25, 2005

See notes to financial statements.

COMP 24, LLC

BALANCE SHEET

DECEMBER 31, 2003

(RESTATED)

ASSETS
Current assets:
Cash	$191,336
Accounts receivable (less allowance for doubtful accounts of $34,194)	1,675,510
Inventory	98,250
Loan receivable	303,000
Due from member	722,540
Prepaid expenses and other current assets	154,803

Total current assets		$3,145,439
Property and equipment		384,815
Covenant not to compete		180,000
Security deposits		624,237

Total assets		$4,334,491

See notes to financial statements.

COMP 24, LLC

BALANCE SHEET (Continued)

DECEMBER 31, 2003

(RESTATED)

LIABILITIES AND MEMBERS’ EQUITY
Current liabilities:
Accounts payable	$326,756
Accrued expenses	228,080
Installment notes payable, current maturities	205,226
Due to factor	425,998

Total current liabilities		$1,186,060
Installment notes payable, less current maturities		166,901
Deferred occupancy costs		705,316

Total liabilities		2,058,277
Commitments		—
Members’ equity		2,276,214

Total liabilities and members’ equity		$4,334,491

See notes to financial statements.

COMP 24, LLC

STATEMENT OF INCOME AND MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2003

(RESTATED)

Revenue		$8,394,290
Cost of sales		4,142,342

Gross profit		4,251,948
Operating expenses:
Selling	$1,102,196
General and administrative	3,024,659

Total operating expenses		4,126,855

Income from operations		125,093
Other income (expense):
Interest income	3,109
Interest expense	(77,352)

Total other income (expense)		(74,243)

Income before provision for taxes		50,850
Provision for taxes		4,579

Net income		46,271
Members’ equity at beginning of period		2,229,943

Members’ equity at end of period		$2,276,214

See notes to financial statements.

COMP 24, LLC

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2003

(RESTATED)

Cash flows from operating activities:
Net income		$46,271
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	$236,184
Deferred occupancy costs - net	705,316
Accrued interest on loan receivable	(3,000)
Increase (decrease) in cash flows as a result of changes in asset and liability account balances:
Accounts receivable	(10,399)
Inventory	(9,460)
Prepaid and other current assets	127,299
Due from affiliate	377,674
Accounts payable	(71,654)
Accrued expenses	33,799

Total adjustments		1,385,759

Net cash provided by operating activities		1,432,030
Cash flows from investing activities:
Purchase of property and equipment	(100,149)
Loan receivable	(300,000)
Due from member	(722,540)
Security deposits	(624,237)

Net cash used in investing activities		(1,746,926)
Cash flows from financing activities:
Increase in due to factor	425,998
Payments on installment notes	(241,540)

Net cash provided by financing activities		184,458

Net decrease in cash		(130,438)
Cash at beginning of year		321,774

Cash at end of year		$191,336

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Income taxes		$4,579

Interest		$31,712

See notes to financial statements.

COMP 24, LLC

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003

(RESTATED)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

(a)	Organization:

Comp 24, LLC, (the Company) was established under the laws of the State of Delaware. The Company was established on April 16, 2003 to take over the operations of Photobition Comp. Inc. which operated during the period of January 1, 2003 to April 15, 2003 and accordingly the statement of operations is for the year ended December 31, 2003.

(b)	Nature of Business:

The Company produces prototype products for placement in advertisements, commercials and marketing campaigns. The Company performs the majority of its work for private and public companies and has offices in New York City and Los Angeles, California.

(c)	Revenue Recognition:

Sales are recorded when the Company’s products are shipped to its customers. Provisions for discounts, returns, allowances and other adjustments are recorded in the related period the sales occur.

(d)	Basis of Presentation:

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America.

(e)	Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

(f)	Cash:

The Company places its cash investments in high credit quality financial institutions. At times, such investments may be in excess of the FDIC insurance limit.

See notes to financial statements.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES. (Continued)

(g)	Accounts Receivable:

Management continually reviews its trade accounts receivable for credit risk and at December 31, 2003 has provided for an allowance for doubtful accounts of $34,194.

(h)	Inventory:

Inventory consisting of raw materials and work-in-process are stated at the lower of cost or market on a first-in, first-out basis.

(i)	Property and Equipment:

Depreciation and amortization are computed using the straight-line methods over the estimated useful lives of the respective assets. Expenditures, which substantially increase estimated useful lives, are capitalized. Maintenance, repairs, and minor renewals are expensed as incurred. When assets are retired or otherwise disposed of, their costs and related accumulated depreciation or amortization are removed from the accounts and resulting gains or losses are included in operations.

(j)	Deferred Occupancy Costs:

The Company received an incentive payment from its landlord to remain in the building. This payment will be amortized over the lease term.

(k)	Advertising:

The Company expenses advertising costs as incurred. Advertising costs amounted to $49,185 for the year ended December 31, 2003.

(l)	Covenant not to Compete:

The covenant not to compete is being amortized over 4 years. The remaining balance at December 31, 2003 was $180,000 which is net of an accumulated amortization of $270,000. Amortization was $60,000 for the year ended December 31, 2003.

NOTE 2 - INVENTORIES.

As of December 31, 2003, inventory consists of:

Raw materials	$81,250
Work-in-process	17,000

$98,250

See notes to financial statements.

NOTE 3 - FACTORING AGREEMENT.

In May 2003, the Company entered into a new agreement with a commercial factor which provides for the factoring of substantially all accounts receivable. The accounts receivable are sold without recourse as to credit risk, but with recourse for any claims by customers for adjustments in the normal course of business relating to pricing errors, shortages, damaged goods, etc. The balance reflects advances taken in excess of sales assigned. The factoring agreement contains an 80% advance provision against uncollected receivables, but, at the factor’s discretion, additional funds may be advances. Interest is charged at 1% over the prevailing prime rate of 4.00%. The agreement also provides for a factoring commission of 0.6% of the gross amount of sales assigned, with a minimum commission of $3 per transaction and an annual aggregate commission of $36,000. The factor has a blanket lien on the corporate assets of the Company.

At December 31, 2003, the balance of due from factor consists of the following:

Accounts receivable assigned to the factor	$1,709,704
Factor advances	(2,135,702)

($425,998)

NOTE 4 - LOAN RECEIVABLE.

The short term loan of $300,000 plus $3,000 of accrued interest at December 31, 2003 bears interest at 6% per annum was subsequently repaid in February 2004.

NOTE 5 - RELATED PARTY TRANSACTIONS.

At December 31, 2004, the Company was owed $722,540 which represents advances made on behalf of RG Acquisitions, LLC, a 60% member of the Company on which no interest was charged.

General and administrative expenses include charges for consulting of $239,314 paid to the members for their consulting services to the Company for the year ended December 31, 2003.

See notes to financial statements.

NOTE 6 - PROPERTY AND EQUIPMENT.

Property and equipment, at cost consist of the following:

	Cost	Estimated Useful Life
Machinery and equipment	$1,094,721	5 years
Office equipment	30,174	5 and 3 years
Truck	6,183	3 years
Furniture and fixtures	90,492	7 years
Leasehold improvements	39,180	Life of lease

	1,260,750
Less: Accumulated depreciation and amortization	875,935

	$384,815

Depreciation and amortization expense for the year ended December 31, 2003 amounted to $176,184.

NOTE 7 - RESTRICTED CASH – SECURITY DEPOSIT.

The Company has a certificate of deposit in the amount of $619,800 which is used as collateral for a letter of credit given to its landlord as a security deposit.

NOTE 8 - INSTALLMENT NOTES PAYABLE.

Notes payable in monthly installments ranging from $2,995 to $9,163 inclusive of interest at 9.36% to 12.0% are secured by the related assets they are financing. The total balance remaining on these notes amount to $192,127 at December 31, 2003.

Note payable to a former stockholder for a non-compete agreement is non-interest bearing payable in monthly installments of $5,000. The remaining balance at December 31, 2003 is $180,000.

Annual maturities of the notes payable are as follows:

Years Ending December 31,
2004	$205,226
2005	106,901
2006	60,000

$372,127

See notes to financial statements.

NOTE 9 - RETIREMENT PLAN.

The Company has a 401(k) profit sharing plan which covers all employees who meet service and age requirements. Employer contributions are at the discretion of the Company. The employer contribution for the year ended December 31, 2003 was $78,476.

NOTE 10 - COMMITMENTS.

The Company conducts its main operations from facilities located in New York City, New York under a non-cancellable lease that expires April 30, 2013. The Company also leases office space in California under a sublease which was extended to January 2008.

The following is a schedule of future minimum rental payment required under the above operating leases:

Years Ending December 31,	New York	California	Total
2004	$590,528	$53,244	$643,772
2005	735,528	71,894	807,422
2006	776,604	73,590	850,194
2007	819,480	73,590	893,070
2008 and Thereafter	4,726,212	6,133	4,732,345

	$7,648,352	$278,451	$7,926,803

For the year ended December 31, 2003, rent expense for the above locations was $625,551 net of $155,432 of sublease income.

NOTE 11 - PROVISION FOR INCOME TAXES.

The provision for income taxes is composed of:

Current federal	$1,379
Current state and local	3,200

$4,579

NOTE 12 - RESTATEMENT.

The financial statements have been restated to reflect deferred occupancy costs in accordance with accounting principles generally accepted in the United States of America as prescribed by Financial Accounting Standards Board No. 13, Accounting for Leases, as amended. This restatement was required to account for scheduled rent increases which have to be straight-lined over the term of the lease. The effect of the restatement was to increase long-term obligations and rent expense for the year by $333,649 with a similar reduction in net income and Members’ equity.

See notes to financial statements.

NOTE 12 - RESTATEMENT. (Continued)

The effect on the net income for the 2003 is as follows:

Net income as previously reported	$379,920
Restatement for deferred occupancy costs	(333,649)

Net income as restated	46,271
Members’ equity at beginning of year	2,229,943

Members’ equity at end of year, as restated	$2,276,214

The balance sheet effect increased deferred occupancy costs by $333,649 to $705,316 at December 31, 2003.

NOTE 13 - SUBSEQUENT EVENTS.

The Company is presently in negotiations with a public company to sell their entire assets.

See notes to financial statements.